UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

April 13, 2007

Date of Report (Date of earliest event reported)

AMBASSADORS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2007, Ambassadors International, Inc. (the “Company”) entered into a Purchase Agreement with Thomas Weisel Partners LLC (the “Initial Purchaser”). Under the Purchase Agreement, the Company agreed to sell $85 million aggregate principal amount of 3.75% Convertible Senior Notes due 2027 in a private offering (the “Notes”), and granted the Initial Purchaser a 13-day over-allotment option to purchase up to an additional $15 million aggregate principal amount of Notes. The Initial Purchaser exercised its over-allotment option to purchase $12,000,000 aggregate principal amount of the Notes (the “Additional Notes”), and the closing of the sale of the Additional Notes occurred on April 13, 2007. A copy of the Purchase Agreement was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 3, 2007 and is incorporated herein by reference.

The Additional Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Additional Notes were sold in a private placement transaction to the Initial Purchaser pursuant to Section 4(2) of the Securities Act.

The Additional Notes are governed by an indenture, dated as of April 3, 2007 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture was attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on April 3, 2007 and is incorporated herein by reference. In connection with the sale of the Notes and the Additional Notes, the Company entered into a Registration Rights Agreement, dated as of April 3, 2007, with the Initial Purchaser. A copy of the Registration Rights Agreement is attached as Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on April 3, 2007 and is incorporated herein by reference.

The foregoing description in this Current Report on Form 8-K is qualified in its entirety be reference to the full text of the Purchase Agreement, the Indenture and the Registration Rights Agreement filed as exhibits 10.1, 4.1 and 4.2 respectively to the Current Report on Form 8-K filed by the Company on April 3, 2007. The Current Report on Form 8-K filed by the Company on April 3, 2007 is incorporated herein by this reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: April 13, 2007	By:	/s/ Brian Schaefgen
Brian R. Schaefgen
Chief Financial Officer